EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Utix Group, Inc. ("the Company") on Form 10-QSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Anthony G. Roth, President and Chief Executive Officer and Interim Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Anthony G. Roth
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Anthony G. Roth, Chief Executive Officer
and Interim Chief Financial Officer

Dated: February 14, 2006